OfficeMax®
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ROAD TO SUCCESS

2011 INVESTOR DAY

November 16, 2011 - New York City

Digital Strategies Exhibit 99.7

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OfficeMax WORK WITH US | The Road to Success

2
Key OfficeMax Digital Assets
Serves consumer, SOHO, SMB
Key value proposition is ease-of-use and
competitive pricing
SOHO SMB site launched in 2011
Known for “gift with purchase”, deals,
tiered pricing
Core “ordering tool” for Contract
business
Key feature is strong administrative
tools for large & medium businesses
OfficeMax.com
Reliable.com
OfficeMaxSolutions.com

Total Online Spending ($ in billions)

Office Products
Technology

37% Growth
$6.2
$8.5
2010
2014
24% Growth
$29.1
$36.1
2010
2014

Web-Influenced Offline Retail Sales ($ in billions)

66% Growth
$16.6
$27.6
2010
2014
63% Growth
$14.7
$24.0
2010
2014

OfficeMax WORK WITH US
The Road to Success

3 Influence of the web – Both online and offline By 2014, ~85%+ of relevant categories will be either web-influenced or bought online

Rank		2010 Web Sales*
1	amazon.com	$34.2B
2	STAPLES that was easy	$10.2B
3		$5.3B
4	DELL	$4.8B
5	Office DEPOT Taking Care of Business	$4.1B
6	Walmart	$4.1B
7	Sears	$3.1B
8	QVC	$3.0B
9	OfficeMax	$2.9B
10	CDW	$2.7B

OfficeMax WORK WITH US | The Road to Success

4 OfficeMax already in top 10 in electronic commerce * Internet Retailer estimates; revenue numbers may include consumer and B2B commerce

5
Key 2011 accomplishments
OfficeMax.com:
Double digit improvement year-over-year in orders and visits
Customer margin rate higher than prior year in each of the last three quarters
Operating income has increased year-to-date over prior year
Customer satisfaction is in-line with OSS competitors 1
All Experiences:
Significant technology and feature improvements
For example, major increases in searchable SKUs on both
OfficeMax.com and OfficeMaxSolutions.com
1
Source: year-end 2010 Foresee

Enhance Teams
Address Key Opportunities
Focus on Strategic "True North"
Best-in-Class Delivery in Digital

OfficeMax WORK WITH US | The Road to Success

6 2012 Goals & Priorities

7
Strategic Framework for Growth
Target SMB
SOHO
Best
Customer
Service
Best Enabler
for Contract
Customers
Services &
Adjacent
Categories
Anytime/
Anywhere
Logistics
Depth &
Breadth of
Assortment
Culture of
Speed &
Agility
Technology
Enhancements
Leader in
Multi-
Channel

retail
direct
mobile
credit

OfficeMax WORK WITH US | The Road to Success

8
Business importance of Multi-channel execution
online
* Multichannel Marketing: “Making Bricks and Clicks Stick”, McKinsey
Multi-channel drives:
The experiences of our
most valuable customers
eCommerce sales
Web-influenced sales
Multi-channel shoppers are 2x-4x more valuable
than single-channel shoppers*

Direct Business P&L*

- OfficeMax.com + Reliable.com
- Traffic, Conversion, AOV, customer sat.
- Revenue, gross margin, oper. income

Contract Business Web Trajectory

- Conversion, AOV
- OfficeMaxSolutions.com revenue & customer sat.

Web-enabled Sales at Retail

- Growth in % multi-channel revenue
- Multi-channel customer sat.

OfficeMax

OfficeMax WORK WITH US | The Road to Success

9 Key Internal Operational Metrics * Direct business also includes Catalog

OfficeMax
WORK WITH US

The Road to Success

2011 INVESTOR DAY

November 16, 2011 - New York City

Reconciliation of Non-GAAP to Reported GAAP Results Appendix

(a) 2010 and 2009 include non-cash charges of $11.0 million and $17.6 million, respectively, to impair fixed assets associated with certain of our Retail stores in the U.S. and Mexico (2009 only).

(b) 2010 and 2009 include charges recorded in our Retail segment of $13.1 million and $31.2 million, respectively, related to store closures in the U.S. and Mexico (2009 only). 2010 also includes income of $0.6 million in our Retail segment to adjust previously established severance reserves as well as income of $9.4 million related to the adjustment of a reserve associated with our legacy building materials manufacturing facility near Elma, Washington due to the sale of the facility's equipment and the termination of the lease. 2009 also includes $18.1 million of severance and other charges, principally related to reorganizations of our U.S. and Canadian Contract sales forces, customer fulfillment centers and customer service centers, as well as a streamlining of our Retail store staffing.

OfficeMax WORK WITH US
The Road to Success

Reconciliation of Non-GAAP to Reported GAAP Results –
FY10, FY09
OFFICEMAX INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(in millions)
Year Ended
December 25, 2010 December 26, 2009
As As As As
Reported Adjustments Adjusted Reported Adjustments Adjusted
Sales
$
7,150.0 $                  -
$
7,150.0
$
7,212.1
$
-
$
7,212.1
Cost of goods sold and occupancy costs 5,300.3 - 5,300.3 5,474.5 - 5,474.5
Gross profit 1,849.7 - 1,849.7 1,737.6 - 1,737.6
Operating expenses:
Operating, selling and general and administrative expenses 1,689.1 - 1,689.1 1,674.7 - 1,674.7
Asset impairments (a) 11.0 (11.0) - 17.6 (17.6) -
Other operating expenses (b) 3.1 (3.1) - 49.3 (49.3) -
Total operating expenses 1,703.2 (14.1) 1,689.1 1,741.6 (66.9) 1,674.7
Operating income (loss) 146.5 14.1 160.6 (4.0) 66.9 62.9

Reconciliation of Non-GAAP to Reported GAAP Results –
FY08, FY07
OFFICEMAX INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(unaudited)
(in millions)
Year Ended
December 27, 2008 December 29, 2007
As As As As
Reported Adjustments Adjusted Reported Adjustments Adjusted
Sales $      8,267.0 $ - $     8,267.0 $      9,082.0 $ - $      9,082.0
Cost of goods sold and occupancy costs 6,212.6 - 6,212.6 6,771.7 - 6,771.7
Gross profit 2,054.4 - 2,054.4 2,310.3 - 2,310.3
Operating and other expenses:
Operating and selling expenses 1,555.6 - 1,555.6 1,633.6 - 1,633.6
General and administrative expenses 306.9 - 306.9 332.5 - 332.5
Goodwill and other asset impairments (a), (b) 2,100.2 (2,100.2) - - - -
Other operating, net (c) 27.9 (27.9) - - - -
Total operating and other expenses 3,990.6 (2,128.1) 1,862.5 1,966.1 - 1,966.1
Operating income (loss) (1,936.2) 2,128.1 191.9 344.2 - 344.2
(a) In 2008, the Company recorded non-cash impairment charges of $815.5 million and $548.9 million in the Contract and Retail segments, respectively. The charges relate to impairment of goodwill, trade names and fixed assets.
(b)  In 2008, a $735.8 million non-cash impairment-related charge was recorded in the Corporate and Other segment related to the timber installment notes receivable due from Lehman.
(c)  In 2008, $27.9 million of charges were recorded for severance and the termination of certain store and site leases. These charges are recorded by segment in the following manner: Contract $9.3 million, Retail $17.4 million and Corporate $1.2 million.

Reconciliation of Non-GAAP to Reported GAAP Results – FY06
OFFICEMAX INCORPORATED AND SUBSIDIARIES
SUPPLEMENTAL SEGMENT INFORMATION
(unaudited)
(millions)
Year Ended
December 30 , 2006
As
Reported
Special
Items
As
Adjusted
Segment Sales
OfficeMax, Contract $ 4,714.5 $   4,714.5
OfficeMax, Retail 4,251.2 4,251.2
8,965.7 8,965.7
Operating income (loss)
OfficeMax, Contract $    197.7 $     10.3 (a) $      208.0
OfficeMax, Retail 86.3 89.5 (b) 175.8
Corporate and Other (118.0) 46.4 (c) (71.6)
Operating income (loss) 166.0 146.2 312.2
(a) Charges associated with the reorganization of our Contract segment included in Contract segment operating expenses.
(b) Charges associated with the closing of 109 retail stores included in Retail segment operating expenses.
(c) Charges associated with the consolidation of our corporate headquarters included in Corporate and Other segment expenses.

Reconciliation of Non-GAAP to Reported GAAP Results
We evaluate our results of operations both before and after certain gains and losses that management believes are not indicative of our core operating activities.  We believe our presentation of financial measures before, or excluding, these items, which are non-GAAP measures, enhances our investors'
overall understanding of our recurring operational performance and provides useful information to both investors and management to evaluate the ongoing operations and prospects of OfficeMax by providing better comparisons.  Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effect of certain special items, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure. In the preceding tables, we reconcile our non-
GAAP financial measures to our reported GAAP financial results for the years 2010, 2009, 2008, 2007 and
2006.
Although we believe the non-GAAP financial measures enhance an investor’s understanding of our performance, our management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP.  The non-GAAP financial measures we use may not be consistent with the presentation of similar companies in our industry. However, we present such non-GAAP financial measures in reporting our financial results to provide investors with an additional tool to evaluate our operating results in a manner that focuses on what we believe to be our ongoing business operations.

Important Information About OfficeMax Inc.
These materials do not constitute an offer or solicitation to purchase or sell securities of OfficeMax Incorporated and no investment decision should be made based upon the information provided herein.
OfficeMax strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at
investor.officemax.com.
This site also provides additional
information such as a list of frequently asked questions pertaining to our timber notes securitization.